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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   November 4, 1997
                                                        ----------------

                           Cuisine Solutions, Inc.
                           -----------------------
             (Exact name of  registrant as specified in charter)


        Delaware                      0-12800                 52-0948383
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)               File Number)          Identification No.)


85    South   Bragg    Street,   Suite 600,      Alexandria,    VA       22312
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                  703-750-9600
                                                                    ------------

                           Vie de France Corporation
                           -------------------------
       (Former name or former address, if changed since last report.)
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Item 5.    Other Events

         On November 4, 1997, the Corporation amended its Restated Certificate of Incorporation to change the name of the Corporation to Cuisine Solutions, Inc. The amendment was approved by the stockholders of the Corporation at the Annual Meeting of Shareholders held on October 30, 1997. The name change is intended to help establish the Corporation's new identity as the banquet meal provider of choice in the food service market.

         The Corporation's Common Stock now is listed on the NASDAQ National Market under the symbol CUIS.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CUISINE SOLUTIONS, INC.




Date:  November 6, 1997                            /s/ CARL M. YOUNGMAN
                                                   --------------------------
                                                   Carl M. Youngman
                                                   Chief Financial Officer